Exhibit 10.24

FIFTH AMENDMENT

TO

THIRD AMENDED AND RESTATED OMNIBUS AGREEMENT

AMONG

EXTERRAN HOLDINGS, INC.

EXTERRAN ENERGY SOLUTIONS, L.P.

EXTERRAN GP LLC

EXTERRAN GENERAL PARTNER, L.P.

EXTERRAN PARTNERS, L.P.

AND

EXLP OPERATING LLC

FIFTH AMENDMENT TO

THIRD AMENDED AND RESTATED

OMNIBUS AGREEMENT

This Fifth Amendment (this “Amendment”) to the Third Amended and Restated Omnibus Agreement is entered into on February 23, 2015, by and among Exterran Holdings, Inc., a Delaware corporation (“Exterran”), Exterran Energy Solutions, L.P., a Delaware limited partnership (“EESLP”), Exterran GP LLC, a Delaware limited liability company (“GP LLC”), Exterran General Partner, L.P., a Delaware limited partnership (the “General  Partner”), Exterran Partners, L.P., a Delaware limited partnership (the “Partnership”), and EXLP Operating LLC, a Delaware limited liability company (the “Operating Company”).  The above-named entities are sometimes referred to in this Amendment collectively as the “Parties.”

RECITALS:

The Parties entered into that certain Third Amended and Restated Omnibus Agreement dated as of June 10, 2011, as amended by that certain First Amendment to the Third Amended and Restated Omnibus Agreement dated as of March 8, 2012, that certain Second Amendment to the Third Amended and Restated Omnibus Agreement dated as of March 31, 2013, that certain Third Amendment to the Third Amended and Restated Omnibus Agreement dated as of April 10, 2014 and that certain Fourth Amendment to the Third Amended and Restated Omnibus Agreement dated as of August 15, 2014 (as so amended, the “Omnibus Agreement”).

The Parties desire to amend the Omnibus Agreement to evidence, among other things, the following additional agreements among the Parties:

1.                                      to amend Section 2.11 of the Omnibus Agreement to extend the term of Article II; and

2.                                      to amend Section 4.5 of the Omnibus Agreement to extend the term of Article IV.

The Conflicts Committee of the Board of Directors of GP LLC has approved the form, terms and substance of this Amendment in accordance with the requirements set forth in Section 8.6 of the Omnibus Agreement.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.             Omnibus Agreement Amendment.

(a)           Section 2.11 is hereby replaced in its entirety with the following:

“Termination.  Unless this Agreement has otherwise terminated pursuant to Section 8.4, this Article II shall terminate on December 31, 2015.  In addition, unless this Agreement has otherwise been terminated pursuant to Section 8.4 or this Article II has otherwise been terminated pursuant to the first sentence of this Section 2.11, Sections 2.1, 2.2, 2.3, 2.4 and 2.6 shall terminate upon a Change of Control of Exterran; provided, that in the event of such a termination, the Exterran Entities shall continue to be prohibited until December 31, 2015, without the prior written approval of the Conflicts Committee, from providing (whether directly, including through the acquisition of equipment, or indirectly through the acquisition of or investment in equity or debt securities of any Person) Competitive Services to a particular Partnership Customer at the particular Site at which the Partnership Group was providing Competitive Services to such Partnership Customer on the date of the Change of Control of Exterran.”

(b)           Section 4.5 is hereby replaced in its entirety with the following:

“Termination.  Unless this Agreement has otherwise terminated pursuant to Section 8.4, this Article IV shall terminate on December 31, 2015.”

2.             Acknowledgement.  Except as amended hereby, the Omnibus Agreement shall remain in full force and effect as previously executed, and the Parties hereby ratify the Omnibus Agreement as amended hereby.

3.             Counterparts.   This Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the Parties hereto and delivered (including by facsimile) to the other Parties.

[Signature page follows.]

IN WITNESS WHEREOF, the Parties have executed this Amendment on, and effective as of, the date first set forth above.

EXTERRAN HOLDINGS, INC.

By:	/s/ Jon C. Biro
Name:	Jon C. Biro
Title:	Senior Vice President and Chief Financial Officer

EXTERRAN ENERGY SOLUTIONS, L.P.

By:	/s/ Jon C. Biro
Name:	Jon C. Biro
Title:	Senior Vice President and Chief Financial Officer

EXTERRAN GP LLC

By:	/s/ David S. Miller
Name:	David S. Miller
Title:	Senior Vice President and Chief Financial Officer

EXTERRAN GENERAL PARTNER, L.P.

By:	Exterran GP LLC,
its general partner

By:	/s/ David S. Miller
Name:	David S. Miller
Title:	Senior Vice President and Chief Financial Officer

[Signature page to the Fifth Amendment to the Third Amended and Restated Omnibus Agreement]

EXTERRAN PARTNERS, L.P.

By:	Exterran General Partner, L.P.,
its general partner

By:	Exterran GP LLC,
its general partner

By:	/s/ David S. Miller
Name:	David S. Miller
Title:	Senior Vice President and Chief Financial Officer

EXLP OPERATING LLC

By:	/s/ David S. Miller
Name:	David S. Miller
Title:	Senior Vice President and Chief Financial Officer